UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2008

LA CORTEZ ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138465	20-5157768
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Calle 67 #7-35 Oficina 409, Bogota, Colombia	N/A
(Address of principal executive offices)	(Zip code)

(941)-870-5433
(Registrant's telephone number, including area code)

1266 1st Street, Suite 4
Sarasota, FL 34236
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 15, 2008, we dismissed Cordovano and Honeck LLP, certified public accountants, as our principal independent accountant and appointed BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm. The dismissal of Cordovano and Honeck LLP was approved by our board of directors.

Cordovano and Honeck LLP had been our principal independent accountant since our inception on June 9, 2006 through our fiscal year ended December 31, 2007. The report of Cordovano and Honeck LLP dated February 11, 2008 on our financial statements for the period from June 9, 2006 through December 31, 2007 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such report included an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period prior to engaging BDO, neither the Company nor its predecessor nor anyone acting on its behalf consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through December 15, 2008, there were no disagreements with Cordovano and Honeck LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Cordovano and Honeck LLP to make reference thereto in their reports on the financial statements for such period, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

We provided Cordovano and Honeck LLP with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether or not they agreed with the information disclosed in this report. A copy of the letter we received from Cordovano and Honeck LLP is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Current Report are as follows:

Exhibit No.	Exhibit Description

16.1	Letter from Cordovano and Honeck LLP regarding changes in Registrant’s certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Cortez Energy, Inc.

Dated: December 15, 2008	By:	/s/ Andres Gutierrez
Name: Andres Gutierrez
Title: President and Chief Executive Officer